Short-term liability due to a shareholder	12 Months Ended
Dec. 31, 2022
Short-term liabilities due to shareholders [Abstract]
Short-term liability due to a shareholder

Note 7 - Short-term liability due to a shareholder:

On December 23, 2021, the Company entered into a Loan Agreement with Yaad, one of Company’s minority shareholders, pursuant to which it loaned to the Company $200,000, at an annual interest rate equal to 4% and such loan with any accrued interest was due and payable (i) in full two business days following the receipt of funds in Israel from the closing of an initial public offering of the Company or (ii) if no initial public offering is closed by December 31, 2024, in three (3) equal annual installments beginning January 1, 2025. The loan was classified as a short-term liability due to shareholders in the financial statements as of December 31, 2021. The loan was repaid during February 2022.